UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 12, 2022

Arch Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CityPlace One

One CityPlace Drive, Suite 300

St. Louis, Missouri 63141

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (314) 994-2700

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $.01 par value	ARCH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2022, the Board of Directors (the “Board”) of Arch Resources, Inc. (the “Company”) approved and adopted amendments to the Amended and Restated Bylaws of the Company (as so amended, the “Bylaws”).

The amendments address the universal proxy rules adopted by the U.S. Securities and Exchange Commission, by clarifying that no person may solicit proxies in support of a director nominee other than the Board’s nominees unless such person has complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, including applicable notice and solicitation requirements. Further, any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board.

The amendments also revise the special meeting provisions contained in the Bylaws to provide for processes and procedures for stockholders to call and propose business at a special meeting of the stockholders of the Company. In addition, the amendments revise provisions regarding notice and adjournment of stockholder meetings and the preparation of a list of stockholders entitled to vote at such meetings and revise the advance notice disclosure requirements contained in the Bylaws to require a stockholder proposing business or nominating directors to provide additional information and permit the Company reasonably to request additional information. Further, the Bylaws prohibit a stockholder from nominating a greater number of director candidates than are subject to election by stockholders at the applicable meeting.

Additionally, the Bylaws require candidates for the Board to provide additional background information and representations and that a nominating stockholder update and supplement all required information as necessary, so that the information shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof.

The amendments also include a provision that a stockholder consents to the jurisdiction of the state and federal courts in the State of Delaware. The amendments also provide that the U.S. federal courts shall be the exclusive forum for any cause of action arising under the Securities Act of 1933, as amended.

The amendments also include certain technical, conforming, modernizing and clarifying changes to the Bylaws.

The foregoing description of the changes contained in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are attached hereto and filed herewith.

Exhibit No.	Description
3.1	Amended and Restated Bylaws

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2022	Arch Resources, Inc.

	By:	/s/ Rosemary L. Klein
Rosemary L. Klein
Senior Vice President - Law, General Counsel and Secretary